INSTRUMENT OF AMENDMENT TO THE
MDU RESOURCES GROUP, INC.
401(k) RETIREMENT PLAN

The MDU Resources Group, Inc. 401(k) Retirement Plan (as amended and restated March 1, 2011) (the “K-Plan”), is hereby further amended, effective January 1, 2014, unless otherwise indicated, as follows:

By replacing the table in Section D-1-2 Eligibility to Share in the Profit Sharing Feature of Supplement D-1, Provisions Relating to the Profit Sharing Feature for certain Participating Affiliates, in its entirety, with the following:

Participating Affiliate	Current Effective Date (Original Effective Date)[2]
Anchorage Sand & Gravel Company, Inc. (excluding President)	January 1, 1999
Baldwin Contracting Company, Inc.	January 1, 1999
Capital Electric Line Builders, Inc.[1]	January 1, 2014
Cascade Natural Gas Corporation	January 1, 2011 (July 2, 2007)
Concrete, Inc.	January 1, 2001
Connolly-Pacific Co.	January 1, 2007
DSS Company	January 1, 2004 (July 8, 1999)
E.S.I., Inc.	January 1, 2008 (January 1, 2003)
Fairbanks Materials, Inc.	May 1, 2008
Granite City Ready Mix, Inc.	June 1, 2002
Great Plains Natural Gas Co.	January 1, 2008
Hawaiian Cement (non-union employees hired after December 31, 2005)	January 1, 2009

Participating Affiliate	Current Effective Date (Original Effective Date)[2]
Intermountain Gas Company	January 1, 2011
JTL Group, Inc.[5]	January 1, 2014
Jebro Incorporated	November 1, 2005
Kent’s Oil Service[4]	January 1, 2007
Knife River Corporation – Northwest (the Central Oregon Division, f/k/a HTS)	January 1, 2010 (January 1, 1999)
Knife River Corporation – Northwest (the Southern Idaho Division)	January 1, 2010 (January 1, 2006)
Knife River Corporation – Northwest (the Southern Oregon Division)	January 1, 2012
Knife River Corporation – Northwest (the Spokane Division)	January 1, 2010 (January 1, 2006)
Knife River Corporation – Northwest (the Western Oregon Division)	January 1, 2012
Knife River Corporation - South (f/k/a Young Contractors, Inc.)	January 1, 2008 (January 1, 2007)
LTM, Incorporated	January 1, 2003
Montana-Dakota Utilities Co. (including union employees)	January 1, 2008
Oregon Electric Construction, Inc.[3]	March 7, 2011
Wagner Industrial Electric, Inc.	January 1, 2008
Wagner Smith Equipment Co.	January 1, 2008 (July 1, 2000)
WBI Energy, Inc.1/3	May 1, 2012

Participating Affiliate	Current Effective Date (Original Effective Date)[2]
WBI Energy Midstream, LLC1/3	July 1, 2012 (January 1, 2001)
WBI Energy Midstream Utah, LLC1/3	August 1, 2014
WBI Energy Transmission, Inc.1/3	July 1, 2012 (January 1, 2009)
WHC, Ltd.	September 1, 2001

1/Eligible employees participating in a management incentive compensation plan or an executive incentive compensation plan are not eligible for a Profit Sharing Contribution. Employees of the WBI Energy Corrosion Services division of WBI Energy Midstream, LLC are excluded from this feature.
2/In the event a Participating Affiliate adopts a Profit Sharing Feature on a date other than January 1, effective as of the date of participation in the Plan, the amount of any such contribution allocated to a Supplement D‑1 Participant shall be based upon Compensation, received while in the employ of the Participating Affiliate after the date of acquisition by the Company or any Affiliate.
3/Requirement to be an Active Employee on the last day of the Plan Year does not apply.
4/The following participants of Kent’s Oil Service are granted vesting service for prior years of service with Spirit Road Oils: Isaias Jaimes, Hideo Lewis, Christopher Niffenegger, Jose Padilla, George Velador, and Anthony Willis.
5/Eligible JTL Casper hourly employees (both union and nonunion), including those employees who participate in the Operating Engineers Local No. 800 & The Wyoming Contractors’ Association, Inc. Pension Trust Fund for Wyoming (JTL MEP employees).

Explanation: This amendment adds JTL Group, Inc. (JTL) as a Participating Affiliate in Supplement D-1 (Profit Sharing Feature) of the K-Plan as of January 1, 2014 due to its desire to participate in the Profit Sharing Feature for its Casper hourly employees (union and nonunion), including those who participate in the Operating Engineers Local No. 800 & The Wyoming Contractors’ Association, Inc. Pension Trust Fund for Wyoming.

IN WITNESS WHEREOF, MDU Resources Group, Inc., as Sponsoring Employer of the Plan, has caused this amendment to be duly executed by a member of the MDU Resources Group, Inc. Employee Benefits Committee (“Committee”) on this 11th day of December, 2014.

MDU RESOURCES GROUP, INC.
EMPLOYEE BENEFITS COMMITTEE

By:	/s/ Doran N. Schwartz
Doran N. Schwartz, Chairman

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